BID RATE LOAN NOTE


$37,500,000                                                   New York, New York
                                                                  March 31, 1998


     For value received, Price Enterprises, Inc. ("Borrower"), hereby promises to pay to the order of Union Bank of Switzerland (New York Branch) ("Administrative Agent") or its successors or assigns for the account of the respective Banks making Bid Rate Loans or their respective successors or assigns (for the further account of their respective Applicable Lending Offices), at the principal office of Administrative Agent located at 299 Park Avenue, New York, New York 10171, the principal sum of Thirty Seven Million Five Hundred Thousand Dollars ($37,500,000), or if less, the amount loaned by said Banks under their respective Bid Rate Loans to Borrower pursuant to the Loan Agreement (as defined below) and actually outstanding, in lawful money of the United States and in immediately available funds, in accordance with the terms set forth in the Loan Agreement. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of said Banks for the further account of their respective Applicable Lending Offices, at the times and at the rates per annum as provided in the Loan Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the rate set forth in the Loan Agreement.

     The date and amount of each Bid Rate Loan to Borrower under the Loan Agreement referred to below, the name of the Bank making the same, the interest rate applicable thereto and the maturity date thereof (i.e., the end of the Interest Period applicable thereto) shall be recorded by Administrative Agent on its records and may be endorsed by Administrative Agent on the schedule attached hereto and any continuation thereof.

     This Note is the Bid Rate Loan Note referred to in the Revolving Credit Agreement dated as of March 31, 1998 (as the same may be amended from time to time, the "Loan Agreement") among Borrower, the Banks named therein and Administrative Agent, as administrative agent for the Banks. All of the terms, conditions and provisions of the Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

     The Loan Agreement contains, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events.

     All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

     This Note shall be governed by the laws of the State of New York, provided that, as to the maximum lawful rate of interest which may be charged or collected, if the laws applicable to a particular Bank permit it to charge or collect a higher rate than the laws of the State of New York, then such law applicable to such Bank shall apply to such Bank under this Note.

                                               PRICE ENTERPRISES, INC.,
                                                 a Maryland corporation


                                               By /s/ JACK MCGRORY
                                                  ----------------------------
                                                  Name: Jack McGrory
                                                  Title: Chief Executive Officer


                          See attached acknowledgement

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
================================================================================

State of California

County of San Diego

On March 26, 1998 before me, Patricia A. Sweeney, Notary Public
        Date         Name and Title of Officer (e.g., "Jane Doe, Notary Public")

personally appeared                     Jack McGrory
                                    Name(s) of Signer(s)

|X| personally  known  to  me  to  be the person whose name is subscribed to the within  instrument and acknowledged to me
------------------------------------   that  he   executed   the   same  in  his
            PATRICIA A. SWEENEY        authorized  capacity,  and  that  by  his
            Commission #1081411        signature on the instrument the person or
[LOGO]   Notary Public - California    the  entity  upon  behalf  of  which  the
              San Diego County         person acted, executed the instrument.
       My Comm. Expires Dec 20, 1999
------------------------------------   Witness my hand and official seal.

                                         /s/ Patricia A. Sweeney
                                       -----------------------------------------
                                            Signature of Notary Public

----------------------------------- OPTIOINAL ----------------------------------
 Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Ratable Loan Note

Document Date: __________--___________________________ Number of Pages ___3_____

Signer(s) Other Than Named Above: ______________________________________________

Capacity(ies) Claimed by Signer(s)

Signer's Name: Jack McGrory

|_| Individual
|X| Corporate Officer
    Titles: CEO
|_| Partner-|_| Limited |_| General
|_| Attorney-in-Fact                    ================
|_| Trustee                             RIGHT THUMBPRINT
|_| Guardian or Conservator                OF SIGNER
|_| Other: _____________________        -----------------
    ____________________________        Top of thumb here

Signer is Representing:

Price Enterprises, Inc.

_________________________________
                                        -----------------

Signer's Name: __________________

|_| Individual
|X| Corporate Officer
    Title(s): CEO
              -------
|_| Partner-|_| Limited |_| General
|_| Attorney-in-Fact                    ================
|_| Trustee                             RIGHT THUMBPRINT
|_| Guardian or Conservator                OF SIGNER
|_| Other: _____________________        -----------------
    ____________________________        Top of thumb here

Signer is Representing:

Price Enterprises, Inc.

_________________________________
                                        -----------------

                   Amount                  Amount
Date             of Advance              of Payment            Notation By
----             ----------              ----------            -----------